UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported): September 10, 2020

WHITING PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31899	20-0098515
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Lincoln Street, Suite 4700 Denver, Colorado	80203-4547
(Address of principal executive offices)	(Zip Code)

(303) 837-1661

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR §230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR §240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR §240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR §240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	WLL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 10, 2020, Bruce R. DeBoer, the current Chief Administrative Officer, General Counsel and Secretary of Whiting Petroleum Corporation (“Whiting”), notified Whiting of his intent to step down from such position with Whiting effective on October 30, 2020.

On September 10, 2020, Whiting and Mr. DeBoer entered into an amendment (the “Amendment”) to Mr. DeBoer’s employment agreement dated January 1, 2015 and as amended August 24, 2018 (the “Existing Employment Agreement”) that provides Mr. DeBoer’s employment with Whiting will end on October 30, 2020. The Amendment also provides that in exchange for a general release of claims Mr. DeBoer may have against Whiting, Whiting will provide Mr. DeBoer with severance pay and benefits consistent with those provided for in the Existing Employment Agreement. In addition, the Amendment provides that Mr. DeBoer will no longer be entitled to (i) any severance pay and benefits provided for under Section 5.d. of the Existing Employment Agreement or any other payment or benefits in connection with a Change of Control (as defined in the Existing Employment Agreement) or (ii) any additional bonus payment for 2020 or otherwise. In the event Mr. DeBoer fails to honor all of the terms and conditions of the Amendment and the continuing obligations set forth in the Existing Employment Agreement, which include confidentiality, noncompete and non-solicit obligations, Mr. DeBoer would be required to repay the severance payments. The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 10 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired. Not Applicable.

(b)	Pro Forma Financial Information. Not Applicable.

(c)	Shell Company Transactions. Not Applicable.

(d)	Exhibits:

(10)	Amendment to Employment Agreement and General Release, by and between Whiting Petroleum Corporation and Bruce R. DeBoer, dated September 10, 2020.

WHITING PETROLEUM CORPORATION

FORM 8-K

EXHIBIT INDEX

Exhibit Number	Description

10	Amendment to Employment Agreement and General Release, by and between Whiting Petroleum Corporation and Bruce R. DeBoer, dated September 10, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 11, 2020

WHITING PETROLEUM CORPORATION

By:	/s/ Lynn A. Peterson
Name:	Lynn A. Peterson
Title:	Chief Executive Officer